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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) August 16, 1999


                          First Union Direct Bank, N.A.
         (Successor to the First Union National Bank of Georgia as Originator
                         of the First Union Master Credit Card Trust)
         --------------------------------------------------------------------
                (Exact name of registrant as specified in its charter)

                                  on behalf of

                      First Union Master Credit Card Trust

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
               United States                                33-98546                      56-2017017
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(State or Other Jurisdiction of Incorporation)     (Commission File Number)          (IRS Employer
                                                                                      Identification Number)
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         600 Broad Street
         Augusta, Georgia                                    30903
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(Address of Principal Executive Office)                   (Zip Code)


Registrant's telephone number, including area code (706) 823-2580


                                       N/A
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.     Not Applicable.

Item 2.     Not Applicable.

Item 3.     Not Applicable.

Item 4.     Not Applicable.

Item 5.   The First Union Master Credit Card Trust, Series 1996-1
            Certificateholders' Statement for the period of July 1999 was delivered to Certificateholders on August 16, 1999.

          As of August 16, 1999 the Pooling and Servicing Agreement for the
            First Union Master Credit Card Trust, dated as of September 29, 1995 between First Union Direct Bank, N.A. (successor to First Union National Bank of Georgia) as Transferor and Servicer, and the Bank of New York, as Trustee was amended by the Fifth Amendment to the Pooling and Servicing Agreement, dated as of August 16, 1999.

Item 6.     Not Applicable.

Item 7.     Exhibits.

The following are filed as Exhibits to this Report under Exhibits 4.1, 20.1 and 20.2.

      Exhibit 4.1 Fifth Amendment to Pooling and Servicing Agreement, dated August 16, 1999.

      Exhibit 20.1 First Union Master Credit Card Trust, Series 1996-1
                   Certificateholders' Statement for the August 16, 1999 Distribution Date.

      Exhibit 20.2 Trust and Public Series Summary for the First Union
                   Master Credit Card Trust as of July 1999.

Item 8.     Not Applicable.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                          FIRST UNION DIRECT BANK, N.A.,
                                          on behalf of the First Union
                                          Master Credit Card Trust


                                          By:         /s/ James H. Gilbraith II
                                                      -------------------------
                                             Name:    James H. Gilbraith II
                                             Title:   Managing Director



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                                  EXHIBIT INDEX


Exhibit        Description
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
Exhibit 4.1 Fifth Amendment to Pooling and Servicing Agreement, dated August 16, 1999.

Exhibit 20.1 First Union Master Credit Card Trust, Series 1996-1 Certificateholders' Statement for the August 16, 1999 Distribution Date.

Exhibit 20.2 Trust and Public Series Summary for the First Union Master Credit Card Trust as of July 1999.
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